EARNINGS (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2013
EARNINGS (LOSS) PER SHARE
Schedule of earnings (loss) per share
	2013	2012
Basic and Diluted
Net income (loss)	$903	$(22)

Weighted average common shares outstanding	2,288,379	2,314,606

Basic and diluted income (loss) per common share	$0.39	$(0.01)